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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      -----------------------------------



Date of Report (Date of earliest event reported):             January 5, 1998


                    INTERAMERICAS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

            TEXAS                       0-25194               87-0464860
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)



        1221 Brickell Avenue
        Miami, Florida                                             33131
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  305/377-6790


         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

ACQUISITION OF IUSATEL CHILE S.A.

     (a) On December 19, 1997, InterAmericas Communications Corporation (the "Registrant") acquired 100% of the issued and outstanding stock of Iusatel Chile S.A. ("Iusatel") for $5.9 million in cash pursuant to a Stock Purchase Agreement dated September 9, 1997 (the "Agreement"), as amended, between Inversiones Druma S.A. and the Registrant (the "Iusatel Acquisition"). In addition, the Registrant has agreed to pay up to an additional $850,000 to Inversiones Druma S.A. if Iusatel achieves revenues and net income of $19.5 million and $1.9 million, respectively, for the twelve months ending December 31, 1998. The terms of the Agreement and the amount of consideration paid for the Iusatel stock were determined through arms-length negotiations among the parties. The $5.9 million was obtained by the Registrant as part of a private placement of Units consisting of $150 million aggregate principal amount of Senior Notes and Warrants to purchase an aggregate of 5,250,000 shares of the Registrant's Common Stock which was consummated on October 27, 1997 (the "Private Placement").

     (b) Iusatel currently provides domestic and international long distance services in Chile through its own gateway switch and satellite earth station, as well as through interconnections with other Chilean long distance carriers. The Registrant believes that the acquisition of Iusatel will enable the Registrant to: (i) provide long distance services to its existing corporate customers; (ii) bundle a variety of service offerings, including long distance and data services, to attract additional customers; and (iii) access the approximately $178.2 million Chilean international long distance market.

ITEM 5.  OTHER EVENTS.

     Press Release

     On December 19, 1997, the Registrant issued a press release in connection with the acquisition of 100% of the issued and outstanding Iusatel stock by the Registrant pursuant to the Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Being Acquired

         Financial Statements of Iusatel as of and for the year ended December 31, 1996 (audited) and September 30, 1997 (unaudited) were previously filed with Registrant's Form S-3 Registration Statement, filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997 and are incorporated herein by reference.

     (b)  Pro Forma Financial Information

         The unaudited pro forma condensed combined financial statements of the Registrant consisting of the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1997 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997, which give effect to the Private Placement, the use of the proceeds therefrom and the consummation of the Iusatel Acquisition were previously filed with the Registrant's Form S-3 Registration Statement, filed with the Commission on December 10, 1997 and are incorporated herein by reference.


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     (c) Exhibits:

         Exhibit
         Number    Description of Exhibit
         ------    ----------------------

         10.1 Stock Purchase Agreement dated September 9, 1997, as amended, by and between the Registrant and Inversiones Druma S.A.

         20.1 Press Release dated December 19, 1997 in connection with the acquisition of 100% of the issued and outstanding Iusatel stock by the Registrant.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INTERAMERICAS COMMUNICATIONS CORPORATION



Date:  January 5, 1998                  /s/   Douglas G. Geib II
                                        ------------------------
                                        Douglas G. Geib II
                                        Chief Financial Officer




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